State Farm Mutual Fund Trust Small/Mid Cap Equity Fund	Summary Prospectus May 1, 2015

Ticker: SSNAX (Class A), SSNBX (Class B), SFSAX (Legacy Class A), SFSBX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual-funds/resources-tools/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2015, are incorporated by reference into this summary prospectus.

Investment Objective:     The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund” or the “Fund”) seeks long-term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 88 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.35%	0.35%	0.34%	0.34%
Acquired Fund Fees & Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	1.42%	2.12%	1.41%	1.81%

(1)	The expense information in the table above has been restated to reflect current fees.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$637	$ 927	$1,238	$2,117
Class B	$715	$1,014	$1,339	$2,273
Legacy Class A	$439	$ 733	$1,048	$1,940
Legacy Class B	$484	$ 844	$1,180	$2,022

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$215	$664	$1,139	$2,273
Legacy Class B	$184	$569	$ 980	$2,022

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small capitalization stocks. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the U.S. market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal circumstances, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s portfolio primarily in common stocks of foreign companies.

Bridgeway may sell individual securities for several reasons including: the investment purpose for purchasing the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stocks for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Rainier may invest up to 20% of its segment of the Fund’s assets primarily in common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

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•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Smaller Company Size Risk.    The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 18.77%,

during the second quarter of 2009.

Worst quarter: -29.67%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2014)

Small/Mid Cap Equity Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	0.97%	13.48%	5.82%
• Return After Taxes on Distributions	-1.67%	12.35%	4.73%
• Return After Taxes on Distributions and Sale of Fund Shares	2.75%	10.81%	4.59%
Legacy Class B Shares
• Return Before Taxes	0.73%	13.46%	5.72%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.08%	12.99%	5.19%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-1.46%	13.24%	5.14%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 7.82%.)	7.07%	16.36%	8.72%

Page 3 Small/Mid Cap Equity Fund

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Bridgeway and Rainier.

Portfolio Managers—

	Name	Title	Length of Service (Years)
Bridgeway	John Montgomery	Chief Investment Officer	21

	Elena Khoziaeva	Portfolio Manager	15

	Michael Whipple	Portfolio Manager	12

Rainier	Mark W. Broughton	Senior Equity Portfolio Manager	More than 5

	James R. Margard	Senior Equity Portfolio Manager	More than 5

	Stacie Cowell	Senior Equity Portfolio Manager	More than 5

	Andrea L. Durbin	Senior Equity Portfolio Manager	More than 5

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Page 4 Small/Mid Cap Equity Fund